Exhibit 99.2

Associated Estates Realty Corporation
Third Quarter 2012
Earnings Release and Supplemental Financial Information

21 Forty Medical District Apartments
2140 Medical District Drive	Phone:	(866) 896-9643
Dallas, TX 75235	Web Site:	21FortyMedicalDistrict.com

For more information, please contact:
Jeremy Goldberg
(216) 797-8715

Associated Estates Realty Corporation
Third Quarter 2012
Supplemental Financial Information

"Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995:  This news release contains forward-looking statements based on current judgments and knowledge of management, which are subject to certain risks, trends and uncertainties that could cause actual results to vary from those projected, including but not limited to, expectations regarding our 2012 performance, which are based on certain assumptions.  Accordingly, readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date of this news release.  These forward-looking statements are intended to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  The words "expects," "projects," "believes," "plans," "anticipates" and similar expressions are intended to identify forward-looking statements.  Investors are cautioned that our forward-looking statements involve risks and uncertainty that could cause actual results to differ from estimates or projections contained in these forward-looking statements, including without limitation the following: changes in the economic climate in the markets in which we own and manage properties, including interest rates, the overall level of economic activity, the availability of consumer credit and mortgage financing, unemployment rates and other factors; elimination or limitations to federal government support for Fannie Mae and/or Freddie Mac that might result in significantly reduced availability of mortgage financing sources as well as increases in interest rates for mortgage financing; our ability to refinance debt on favorable terms at maturity; risks of a lessening of demand for the multifamily units that we own; competition from other available multifamily units and changes in market rental rates; the failure of development projects to perform in accordance with our expectations; increases in property and liability insurance costs; unanticipated increases in real estate taxes and other operating expenses; weather conditions that adversely affect operating expenses; expenditures that cannot be anticipated such as utility rate and usage increases and unanticipated repairs; inability to control operating expenses or achieve increases in revenue; shareholder ownership limitations that may discourage a takeover otherwise considered favorably by shareholders; the results of litigation filed or to be filed against us; changes in tax legislation; risks of personal injury claims and property damage related to mold claims that are not covered by our insurance; catastrophic property damage losses that are not covered by our insurance; the ability to acquire properties at prices consistent with our investment criteria; risks associated with property acquisitions such as failure to achieve expected results or matters not discovered in due diligence; risks related to the perception of residents and prospective residents as to the attractiveness, convenience and safety of our properties or the neighborhoods in which they are located; and construction and construction business risks, including, without limitation, rapid and unanticipated increases in prices of building materials and commodities.

Associated Estates Realty Corporation
Third Quarter Earnings

ASSOCIATED ESTATES REALTY CORPORATION REPORTS THIRD QUARTER RESULTS
Third Quarter Same Community Revenue up 5.9 Percent
Company Upgraded to Baa3 by Moody's
Increases Full Year Guidance
Cleveland, Ohio - October 23, 2012 - Associated Estates Realty Corporation (NYSE, NASDAQ: AEC) announced today reported financial results for the third quarter ended September 30, 2012. Funds from operations (FFO) for the third quarter of 2012 was $0.32 per common share (diluted), compared with $0.27 per common share (diluted), for the third quarter of 2011, an 18.5 percent increase.
Net income applicable to common shares was $2.1 million or $0.04 per common share (diluted) for the quarter ended September 30, 2012. This compared with net income applicable to common shares of $12.2 million or $0.29 per common share (diluted) for the quarter ended September 30, 2011. Net income realized in the third quarter of 2011 was attributable to gains from property sales, while the Company did not sell any properties during the third quarter of 2012.
"Fundamentals are very positive and demand for our apartment units remains strong. Physical occupancy was over 97 percent at quarter end," said Jeffrey I. Friedman, President and Chief Executive Officer.
A reconciliation of net income attributable to the Company to FFO, and to FFO as adjusted, is included on page 10.
Same Community Portfolio Results
Net operating income (NOI) for the third quarter of 2012 for the Company's same community portfolio increased 6.0 percent when compared with the third quarter of 2011. Revenue increased 5.9 percent and property operating expenses increased 5.8 percent. Physical occupancy was 97.3 percent at the end of the third quarter versus 94.8 percent at the end of the third quarter of 2011. Average monthly net rent collected per unit for the same community properties was $1,053 compared with $994 for the third quarter of 2011, a 5.9 percent increase.
Year-to-Date Performance
FFO as adjusted for the nine months ended September 30, 2012 was $0.93 per common share (diluted) after adjusting for $1.7 million of loan prepayment costs and a credit to expense of $279,000 in the first quarter for a refund of defeasance costs on a previously defeased loan. FFO as adjusted for the nine months ended September 30, 2011 was $0.77 per common share (diluted).
For the nine months ended September 30, 2012, net income applicable to common shares was $23.7 million, or $0.53 per common share (basic and diluted) compared to net income applicable to common shares of $7.5 million, or $0.18 per common share (basic and diluted) for the period ended September 30, 2011.
A reconciliation of net income attributable to the Company to FFO and FFO as adjusted, is included on page 10.
For the nine months ended September 30, 2012, revenue for the Company's same community portfolio increased 5.8 percent and expenses grew 4.5 percent, resulting in a 6.7 percent increase in the Company's same community NOI compared to the first nine months of 2011.

Associated Estates Realty Corporation
Third Quarter Earnings
Additional quarterly and year-to-date financial information, including performance by region for the Company's portfolio, is included on pages 16 through 27.
Acquisitions
The Company acquired the following three properties in the third quarter, all of which were previously announced.
On July 17, 2012, the Company closed on Southpoint Village, in Durham, NC. The 211-unit class A property was built in 2007, has condominium style finishes and is located within walking distance to a major shopping center with five anchor department stores, including Nordstrom.
On July 23, 2012, the Company acquired a 396-unit property in Dallas, TX, which is now known as 21 Forty Medical District. 21 Forty Medical District is a class A community built in 2009. It is located in the Southwestern Medical District, which contains the largest concentration of medical facilities in North Texas.
On August 28, 2012, the Company closed on The Park at Crossroads, a 344-unit class A property built in 2006. The Park at Crossroads is located in Cary, NC and is within three miles of two large office parks that contain 1.9 million square feet of office space.
Capital Markets Activity
On October 19, 2012, the Company made certain modifications to its unsecured term loan, including increasing the amount to $150 million from $125 million. The maturity date was also extended from June, 2016 to January, 2018.
“Our modified term loan provides us with a more favorable pricing grid. The additional proceeds were used to pay off a mortgage on a property," said Lou Fatica, Vice President, Treasurer and Chief Financial Officer. "Our credit profile continues to improve, as was reflected in our recent upgrade by Moody's to investment grade," Fatica added.
2012 Outlook
Detailed assumptions relating to the Company's guidance can be found on page 29.
Conference Call
A conference call to discuss the results will be held on October 24, 2012 at 2:00 p.m. Eastern. To participate in the call:
Via Telephone: The dial-in number is 800-860-2442, and the passcode is “Estates.” The call will be archived through November 7, 2012. The dial-in number for the replay is 877-344-7529 and the conference number for the replay is 10018883.
Via the Internet (listen only): Access the Company's website at AssociatedEstates.com. Please log on at least 15 minutes prior to the scheduled start time in order to register, download and install any necessary audio software. Select the "Q3 2012 Earnings Webcast" link. The webcast will be archived for 90 days.

Associated Estates Realty Corporation
Financial and Operating Highlights
For the Three and Nine Months Ended September 30, 2012 and 2011
(Unaudited; in thousands, except per share and ratio data)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
OPERATING INFORMATION	2012	2011	2012	2011
Total revenue	$45,841	$43,832	$127,904	$125,164
Property revenue	$45,491	$38,230	$127,241	$109,097
Net income attributable to AERC	$2,093	$12,196	$23,681	$7,541
Per share - basic	$0.04	$0.29	$0.53	$0.18
Per share - diluted	$0.04	$0.29	$0.53	$0.18
Funds from Operations (FFO) (1)	$15,787	$11,071	$40,197	$31,777
FFO as adjusted (1)	$15,787	$11,071	$41,661	$31,777
FFO per share - diluted	$0.32	$0.27	$0.89	$0.77
FFO as adjusted per share - diluted	$0.32	$0.27	$0.93	$0.77
Funds Available for Distribution (FAD) (1)	$13,800	$8,719	$37,107	$27,510
Dividends per share	$0.18	$0.17	$0.53	$0.51
Payout ratio - FFO	56.3%	63.0%	59.6%	66.2%
Payout ratio - FFO as adjusted	56.3%	63.0%	57.0%	66.2%
Payout ratio - FAD	64.3%	81.0%	63.9%	77.3%
General and administrative expense	$3,936	$3,601	$12,569	$11,730
Development costs	$193	$81	$800	$257
Personnel - allocated	$1,073	$894	$2,992	$2,549
Costs associated with acquisitions	$282	$182	$766	$303
Interest expense (2)	$6,488	$7,380	$19,994	$21,286
Interest coverage ratio (3)	3.16:1	2.36:1	2.85:1	2.36:1
Fixed charge coverage ratio (4)	3.16:1	2.36:1	2.85:1	2.36:1
General and administrative expense to property revenue	8.7%	9.4%	9.9%	10.8%
Personnel - allocated to property revenue	2.4%	2.3%	2.4%	2.3%
Interest expense to property revenue (2)	14.3%	19.3%	15.7%	19.5%
Property NOI (5)	$27,221	$22,897	$76,330	$65,114
ROA (6)	7.8%	7.7%	7.8%	7.7%
Same Community revenue increase	5.9%	5.1%	5.8%	4.2%
Same Community expense increase	5.8%	0.8%	4.5%	0.9%
Same Community NOI increase	6.0%	8.2%	6.7%	6.7%
Same Community operating margins	59.7%	59.7%	60.2%	59.7%

(1)	See page 10 for a reconciliation of net income attributable to AERC to these non-GAAP measurements and page 30 for our definition of these non-GAAP measurements.

(2)
Excludes amortization of financing fees of $490 and $1,625 for 2012 and $503 and $1,432 for 2011.  The nine months ended 2012 also excludes $1.7 million of prepayment costs and $(279) for refunds on previously defeased loan.

(3)
Is calculated as EBITDA divided by interest expense, including capitalized interest and amortization of deferred financing costs and excluding prepayment costs/refunds.  Individual line items in this calculation include results from discontinued operations where applicable.  See page 31 for a reconciliation of net income applicable to common shares to EBITDA and our definition of EBITDA.

(4)
Represents interest expense, including capitalized interest, and preferred stock dividend payment coverage, excluding prepayment costs/refunds. Individual line items in this calculation include discontinued operations where applicable.

(5)	See page 32 for a reconciliation of net income attributable to AERC to this non-GAAP measurement and our definition of this non-GAAP measurement.

(6)
ROA is calculated as trailing twelve month Property NOI divided by average gross real estate assets, excluding properties currently under development or held for sale.  Gross real estate assets for acquired properties are prorated based upon the percentage of time owned.

Associated Estates Realty Corporation
Financial and Operating Highlights
Third Quarter 2012
(Unaudited; in thousands, except per share and ratio data)

	September 30,	December 31,
CAPITALIZATION DATA	2012	2011

Net real estate assets	$1,148,864	$986,834
Total assets	$1,182,006	$1,018,493

Debt	$724,200	$664,788
Noncontrolling redeemable interest	$3,072	$2,763
Total shareholders' equity attributable to AERC	$404,943	$308,793

Common shares outstanding	49,494	42,331
Share price, end of period	$15.16	$15.95

Total capitalization	$1,474,529	$1,339,967

Undepreciated book value of real estate assets	$1,508,690	$1,345,439

Debt to undepreciated book value of real estate assets	48.0%	49.4%

Secured debt to undepreciated book value	28.6%	35.8%

Annual dividend	$0.72	$0.68

Annual dividend yield based on share price, end of period	4.7%	4.3%

Associated Estates Realty Corporation
Financial and Operating Highlights
Third Quarter 2012

		Number of
PORTFOLIO INFORMATION	Properties	Units	Average Age

Company Portfolio:
Same Community:
Midwest	27	6,362	19
Mid-Atlantic	9	2,803	11
Southeast	7	2,469	13
Southwest	1	222	13
Total Same Community	44	11,856	16

Acquisitions	7	1,852	7
Development (1)	1	242	—
Held for Sale (2)	1	164	24
Total Company Portfolio	53	14,114	14

(1)	Represents a 242-unit community located in Nashville, Tennessee.

(2)	Represents a 164-unit community located in Columbus, Ohio.

Associated Estates Realty Corporation
Condensed Consolidated Balance Sheets
Third Quarter 2012
(Unaudited; dollar amount in thousands)

	September 30,	December 31,
	2012	2011
ASSETS
Real estate assets
Investment in real estate	$1,498,312	$1,323,139
Construction in progress	7,312	22,300
Less: Accumulated depreciation	(359,826)	(358,605)
Real estate associated with property held for sale, net	3,066	—
Net real estate	1,148,864	986,834
Cash and cash equivalents	4,202	4,328
Restricted cash	7,584	6,901
Other assets	21,356	20,430
Total assets	$1,182,006	$1,018,493

LIABILITIES AND SHAREHOLDERS' EQUITY
Mortgage notes payable	$432,200	$481,788
Unsecured revolving credit facility	167,000	58,000
Unsecured term loan	125,000	125,000
Total debt	724,200	664,788
Accounts payable and other liabilities	49,791	42,149
Total liabilities	773,991	706,937

Noncontrolling redeemable interest	1,734	1,734

Equity
Common shares, without par value; $.10 stated value; 91,000,000 authorized;
49,494,583 issued and 49,494,179 outstanding at September 30, 2012 and 46,570,763 issued and 42,330,899 outstanding
at December 31, 2011, respectively	4,949	4,657
Paid-in capital	633,541	583,172
Accumulated distributions in excess of accumulated net income	(230,607)	(228,545)
Accumulated other comprehensive loss	(2,934)	(405)
Less: Treasury shares, at cost, 404 and 4,239,864 shares
at September 30, 2012 and December 31, 2011, respectively	(6)	(50,086)
Total shareholders' equity attributable to AERC	404,943	308,793
Noncontrolling interest	1,338	1,029
Total equity	406,281	309,822
Total liabilities and equity	$1,182,006	$1,018,493

Associated Estates Realty Corporation
Consolidated Statements of Operations and Comprehensive Income
Three and Nine Months Ended September 30, 2012 and 2011
(Unaudited; dollar and share amounts in thousands)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2012	2011	2012	2011
REVENUE
Property revenue	$45,491	$38,230	$127,241	$109,097
Office revenue	350	—	663	—
Construction and other services	—	5,602	—	16,067
Total revenue	45,841	43,832	127,904	125,164

EXPENSES
Property operating and maintenance	18,270	15,333	50,911	43,983
Depreciation and amortization	14,150	12,991	39,674	37,349
Construction and other services	28	6,682	181	17,452
General and administrative	3,936	3,601	12,569	11,730
Development costs	193	81	800	257
Costs associated with acquisitions	282	182	766	303
Total expenses	36,859	38,870	104,901	111,074
Operating income	8,982	4,962	23,003	14,090
Interest expense	(6,978)	(7,883)	(23,083)	(22,718)
Income (loss) from continuing operations	2,004	(2,921)	(80)	(8,628)
Income from discontinued operations:
Operating income, net of interest expense	97	532	941	1,609
Gain on disposition of properties	—	14,597	22,819	14,597
Income from discontinued operations	97	15,129	23,760	16,206
Net income	2,101	12,208	23,680	7,578
Net (income) loss attributable to noncontrolling redeemable interest	(8)	(12)	1	(37)
Net income attributable to AERC	$2,093	$12,196	$23,681	$7,541

Earnings per common share - basic:
Income (loss) from continuing operations applicable to common shares	$0.04	$(0.07)	$—	$(0.21)
Income from discontinued operations	—	0.36	0.53	0.39
Net income attributable to AERC - basic	$0.04	$0.29	$0.53	$0.18

Earnings per common share - diluted:
Income (loss) from continuing operations applicable to common shares	$0.04	$(0.07)	$—	$(0.21)
Income from discontinued operations	—	0.36	0.53	0.39
Net income attributable to AERC - diluted	$0.04	$0.29	$0.53	$0.18

Other comprehensive income:
Net income	$2,101	$12,208	$23,680	$7,578
Change in fair value and reclassification of hedge instruments	(896)	—	(2,529)	—
Total comprehensive income	1,205	12,208	21,151	7,578
Comprehensive (income) loss attributable to noncontrolling interests	(8)	(12)	1	(37)
Total comprehensive income attributable to AERC	$1,197	$12,196	$21,152	$7,541

Weighted average shares outstanding - basic	49,461	41,697	44,924	41,458

Weighted average shares outstanding - diluted	49,927	41,697	44,924	41,458

Associated Estates Realty Corporation
Reconciliation of Funds from Operations (FFO) and Funds Available for Distribution (FAD)
For the Three and Nine Months Ended September 30, 2012 and 2011
(In thousands; except per share data)

		Three Months Ended		Nine Months Ended
		September 30,		September 30,
		2012	2011	2012	2011
CALCULATION OF FFO AND FAD
Net income attributable to AERC		$2,093	$12,196	$23,681	$7,541

Add:	Depreciation - real estate assets	12,294	11,278	35,679	32,571
	Amortization of intangible assets	1,400	2,194	3,656	6,262
Less:	Gain on disposition of properties	—	(14,597)	(22,819)	(14,597)

	Funds from Operations (FFO)(1)	15,787	11,071	40,197	31,777

Add:	Prepayment costs	—	—	1,743	—
Less:	Refund of defeasance costs on previously defeased loan	—	—	(279)	—

	Funds from Operations as adjusted (1)	15,787	11,071	41,661	31,777

Add:	Depreciation - other assets	522	501	1,577	1,443
	Amortization of deferred financing fees	490	509	1,634	1,457
Less:	Recurring fixed asset additions (2)	(2,999)	(3,362)	(7,765)	(7,167)
	Funds Available for Distribution (FAD) (1)	$13,800	$8,719	$37,107	$27,510

Weighted average shares outstanding - diluted (3)		49,927	41,697	44,924	41,458

PER SHARE INFORMATION:
FFO - diluted		$0.32	$0.27	$0.89	$0.77
FFO as adjusted - diluted		$0.32	$0.27	$0.93	$0.77
Dividends		$0.18	$0.17	$0.53	$0.51

Payout ratio - FFO		56.3%	63.0%	59.6%	66.2%
Payout ratio - FFO as adjusted		56.3%	63.0%	57.0%	66.2%
Payout ratio - FAD		64.3%	81.0%	63.9%	77.3%

(1)	See page 30 for our definition of these non-GAAP measurements. Individual line items included in FFO and FAD calculations include results from discontinued operations where applicable.

(2)	Fixed asset additions exclude development, investment, revenue enhancing and non-recurring capital additions.

(3)
The Company has excluded 145 stock options for the three months ended September 30, 2012 as their inclusion would be anti-dilutive. The Company has also excluded 479 common share equivalents from the nine months ended September 30, 2012 calculation and 580 and 563 common share equivalents from the three and nine months ended September 30, 2011 calculation, respectively, used in the computation of earnings per share and FFO per share, as they would be anti-dilutive to the loss from continuing operations.

Associated Estates Realty Corporation
Discontinued Operations (1)
Three Months Ended September 30, 2012 and 2011
(Unaudited; dollar amounts in thousands)

	Three Months Ended September 30,
	2012			2011
		Held			Held
	Sold	For Sale	Total	Sold	For Sale	Total

REVENUE
Property revenue	$—	$312	$312	$3,438	$298	$3,736

EXPENSES
Property operating and maintenance	—	149	149	1,757	141	1,898
Depreciation and amortization	—	66	66	921	61	982
Total expenses	—	215	215	2,678	202	2,880
Operating income	—	97	97	760	96	856
Interest expense	—	—	—	(324)	—	(324)
Gain on disposition of properties	—	—	—	14,597	—	14,597
Income from discontinued operations	$—	$97	$97	15,033	$96	$15,129

(1)
The Company reports the results of operations and gain/loss related to the sale of real estate assets as discontinued operations. Real estate assets that are classified as held for sale are also reported as discontinued operations. The Company generally classifies properties held for sale when all significant contingencies surrounding the closing have been resolved. In many transactions, these contingencies are not satisfied until the actual closing of the transaction. Interest expense included in discontinued operations is limited to interest on mortgage debt specifically associated with properties sold or classified as held for sale.

Included in the table above are five properties disposed of and one property classified as held for sale in 2012 and two properties disposed of in 2011.

Associated Estates Realty Corporation
Discontinued Operations (1)
Nine Months Ended September 30, 2012 and 2011
(Unaudited; dollar amounts in thousands)

	Nine Months Ended September 30,
	2012			2011
		Held			Held
	Sold	For Sale	Total	Sold	For Sale	Total
REVENUE
Property revenue	$4,194	$937	$5,131	$10,440	$877	$11,317

EXPENSE
Property operating and maintenance	2,252	454	2,706	5,281	409	5,690
Depreciation and amortization	1,047	191	1,238	2,749	178	2,927
Total expenses	3,299	645	3,944	8,030	587	8,617
Operating income	895	292	1,187	2,410	290	2,700
Interest expense	(246)	—	(246)	(1,091)	—	(1,091)
Gain on disposition of properties	22,819	—	22,819	14,597	—	14,597
Income from discontinued operations	$23,468	$292	$23,760	$15,916	$290	$16,206

(1)
The Company reports the results of operations and gain/loss related to the sale of real estate assets as discontinued operations. Real estate assets that are classified as held for sale are also reported as discontinued operations. The Company generally classifies properties held for sale when all significant contingencies surrounding the closing have been resolved. In many transactions, these contingencies are not satisfied until the actual closing of the transaction. Interest expense included in discontinued operations is limited to interest on mortgage debt specifically associated with properties sold or classified as held for sale.

Included in the table above are five properties disposed of and one property classified as held for sale in 2012 and two properties disposed of in 2011.

Associated Estates Realty Corporation
Development Pipeline
As of September 30, 2012
(Unaudited; dollar amounts in thousands)

This table includes forward-looking statements based on current judgments and current knowledge of management, which are subject to certain risks, trends and uncertainties that could cause results to vary from those projected.  Please see the paragraph on forward-looking statements on page 2 of this document for a list of risk factors.
Current Developments

			Total
			Estimated			Estimated/Actual Dates for
Under	Ownership	Total	Capital	Cost to	Total	Construction	Initial	Construction	Stabilized	%	%
Construction	%	Units	Cost (1)	Date	Debt	Start	Occupancy	Completion	Operations (2)	Leased	Occupied

Vista Germantown	90.0%	242	$36,300	$35,980	$21,663	Q4 2010	Q1 2012	Q3 2012	Q4 2012	90.5%	90.5%
Nashville, TN
San Raphael Phase II	100.0%	99	$13,750	$3,526	$—	Q2 2012	Q3 2013	Q4 2013	Q1 2014	N/A	N/A
Dallas, TX
Total		341	$50,050	$39,506	$21,663
Future Development Pipeline - Unimproved Land

			Estimated Number
Name	Location	Ownership %	of Units (3)	Cost to Date

Dwell Turtle Creek	Dallas, Texas	100.0%	265	$7,963

Dwell Bethesda	Bethesda, Maryland	97.0%	140	$15,252

The Desmond on Wilshire	Los Angeles, California	100.0%	175	$18,171
Total			580	$41,386

(1)	Total capital cost represents estimated costs for projects under development inclusive of all capitalized costs in accordance with GAAP.

(2)	We define stabilized occupancy as the earlier of the attainment of 93.0% physical occupancy or one year after the completion of construction.

(3)	Based on current projections as of October 23, 2012.

Associated Estates Realty Corporation
Overview of Operating Expenses Related to Repairs and Maintenance and Capitalized Expenditures
(In thousands; except estimated GAAP useful life and cost per unit)

		Nine Months Ended
	Estimated	September 30, 2012
	GAAP Useful		Cost Per
	Life (Years)	Amount	Unit (1)
OPERATING EXPENSES RELATED TO REPAIRS AND MAINTENANCE
Repairs and maintenance (2)		$8,766	$641
Maintenance personnel labor cost (2)		5,435	398
Total Operating Expenses Related to Repairs and Maintenance		14,201	1,039

CAPITAL EXPENDITURES
Recurring Capital Expenditures (3)
Amenities	5	277	20
Appliances	5	887	65
Building improvements	14	1,285	94
Carpet and flooring	5	2,498	183
Office/Model	5	74	5
HVAC and mechanicals	15	731	54
Landscaping and grounds	14	1,769	129
Unit improvements	5	42	3
Total Recurring Capital Expenditures - Properties		7,563	553
Corporate capital expenditures		202	15
Total Recurring Capital Expenditures		7,765	568
Total Recurring Capital Expenditures and Repairs and Maintenance		$21,966	$1,607

Total Recurring Capital Expenditures		$7,765
Investment/Revenue Enhancing/Non-Recurring Expenditures (4)
Building improvements - unit upgrades	Various	392
Building improvements - other	20	914
Ground improvements	Various	122
Total Investment/Revenue Enhancing/Non-Recurring Expenditures		1,428
Grand Total Capital Expenditures		$9,193

(1)	Calculated using weighted average units owned during the nine months ended September 30, 2012 of 13,666.

(2)	Included in property operating and maintenance expense in the Consolidated Statements of Operations and Comprehensive Income.

(3)	See page 32 for our definition of recurring fixed asset additions.

(4)	See page 32 for our definition of investment/revenue enhancing and/or non-recurring fixed asset additions.

Associated Estates Realty Corporation
Construction and Other Services, General and Administrative Expense, Development
Costs and Personnel - Allocated
For the Three and Nine Months Ended September 30, 2012 and 2011
(Unaudited; in thousands)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2012	2011	2012	2011
Construction and Other Services
Revenue	$—	$5,602	$—	$16,067
Expense	28	6,682	181	17,452
Construction and other services net (loss) income	$(28)	$(1,080)	$(181)	$(1,385)

General and Administrative, Development Costs
and Personnel - Allocated
General and administrative expense (1)	$3,936	$3,601	$12,569	$11,730
Development costs	193	81	800	257
Personnel - allocated (2)	1,073	894	2,992	2,549
Total expense	$5,202	$4,576	$16,361	$14,536

(1)	As reported per the Consolidated Statement of Operations and Comprehensive Income.

(2)	Represents general and administrative expense allocations to property operating and maintenance expenses.

Associated Estates Realty Corporation
Same Community Data (1)
Operating Results for the Last Five Quarters
(Unaudited; in thousands, except unit totals and per unit amounts)

	Quarter Ended
	September 30,	June 30,	March 31,	December 31,	September 30,
	2012	2012	2012	2011	2011

Property Revenue	$39,562	$38,726	$37,819	$37,094	$37,346
Property Operating and
Maintenance Expenses
Personnel - on site	3,454	3,439	3,561	3,296	3,194
Personnel - allocated	940	914	889	862	874
Advertising	410	402	387	379	389
Utilities	2,037	1,816	1,897	1,886	2,008
Repairs and maintenance	2,709	2,646	2,292	2,061	2,553
Real estate taxes and insurance	5,270	5,139	4,984	4,544	4,798
Other operating	1,105	1,079	1,068	1,183	1,229
Total Expenses	15,925	15,435	15,078	14,211	15,045

Property Net Operating Income	$23,637	$23,291	$22,741	$22,883	$22,301

Operating Margin	59.7%	60.1%	60.1%	61.7%	59.7%

Personnel - Allocated to
Property Revenue	2.4%	2.4%	2.4%	2.3%	2.3%

Total Number of Units	12,078	12,078	12,078	12,078	12,078

NOI Per Unit	$1,957	$1,928	$1,883	$1,895	$1,846

Average Net Rents Per Unit (2)	$1,093	$1,075	$1,067	$1,068	$1,054

Average Net Rent Collected Per Unit (3)	$1,053	$1,033	$1,012	$992	$994

Physical Occupancy - End of Period (4)	97.3%	97.0%	97.2%	95.2%	94.8%

(1)	The results for all quarters include Waterstone at Wellington, which was acquired June 2011.

(2)	Represents gross potential rents less concessions.

(3)	Represents gross potential rents less vacancies and concessions.

(4)	Is defined as number of units occupied divided by total number of units.

Associated Estates Realty Corporation
Same Community Data (1)
Operating Results for the Nine Months Ended September 30, 2012 and 2011
(Unaudited; in thousands, except unit totals and per unit amounts)

	Nine Months Ended
	September 30,
	2012	2011
Property Revenue	$113,541	$107,289

Property Operating and Maintenance Expenses
Personnel - on site	10,241	9,543
Personnel - allocated	2,682	2,511
Advertising	1,167	1,089
Utilities	5,634	5,556
Repairs and maintenance	7,415	7,111
Real estate taxes and insurance	14,874	14,047
Other operating	3,161	3,358
Total Expenses	45,174	43,215

Property Net Operating Income	$68,367	$64,074

Operating Margin	60.2%	59.7%

Personnel - Allocated to Property Revenue	2.4%	2.3%

Total Number of Units	11,856	11,856

NOI Per Unit	$5,766	$5,404

Average Net Rents Per Unit (2)	$1,074	$1,029

Average Net Rent Collected Per Unit (3)	$1,029	$973

Physical Occupancy - End of Period (4)	97.3%	95.0%

(1)	The results shown for both years exclude Waterstone at Wellington, which was acquired in June 2011.

(2)	Represents gross potential rents less concessions.

(3)	Represents gross potential rents less vacancies and concessions.

(4)	Is defined as number of units occupied divided by total number of units.

Associated Estates Realty Corporation
Same Community Data
As of September 30, 2012 and 2011
(Unaudited)

			Net Rent Collected			Net Rents			Average Rent			Physical		Turnover
			per Unit (1)			per Unit (2)			per Unit (3)			Occupancy (4)		Ratio (5)
	No. of	Average	Q3	Q3%		Q3	Q3%		Q3	Q3%		Q3	Q3	Q3	Q3
	Units	Age (6)	2012	2011	Change	2012	2011	Change	2012	2011	Change	2012	2011	2012	2011
Midwest Properties
Indiana	836	16	$865	$824	5.0%	$902	$876	3.0%	$917	$920	(0.3)%	98.3%	96.4%	90.0%	82.3%
Southeast Michigan	1,778	19	880	819	7.4%	920	854	7.7%	939	917	2.4%	97.5%	96.5%	64.1%	61.6%
Western Michigan	438	21	809	740	9.3%	832	770	8.1%	839	797	5.3%	97.0%	97.7%	68.5%	67.6%
Central Ohio	2,007	21	907	849	6.8%	937	886	5.8%	942	901	4.6%	97.7%	97.0%	73.9%	72.5%
Northeastern Ohio	1,303	17	1,055	982	7.4%	1,079	1,016	6.2%	1,088	1,052	3.4%	97.4%	96.5%	66.9%	58.9%
Total Midwest	6,362	19	918	857	7.1%	949	894	6.2%	961	932	3.1%	97.6%	96.7%	71.5%	67.7%

Mid-Atlantic Properties
Maryland	315	26	1,483	1,410	5.2%	1,538	1,504	2.3%	1,563	1,537	1.7%	98.4%	94.0%	53.3%	62.2%
Metro DC	352	26	1,309	1,285	1.9%	1,369	1,361	0.6%	1,379	1,392	(0.9)%	97.7%	95.5%	67.0%	61.4%
Northern Virginia	1,272	7	1,512	1,414	6.9%	1,567	1,500	4.5%	1,591	1,542	3.2%	97.2%	93.6%	64.2%	145.8%
Southeastern Virginia	864	6	1,141	1,115	2.3%	1,190	1,168	1.9%	1,211	1,228	(1.4)%	96.4%	95.4%	74.5%	78.2%
Total Mid-Atlantic	2,803	11	1,369	1,305	4.9%	1,422	1,381	3.0%	1,444	1,426	1.3%	97.2%	94.4%	66.5%	105.0%

Southeast Properties
Central Florida	288	9	1,025	985	4.1%	1,068	1,027	4.0%	1,101	1,147	(4.0)%	96.9%	98.6%	75.0%	54.2%
Southeast Florida	1,206	15	1,264	1,214	4.1%	1,318	1,305	1.0%	1,349	1,434	(5.9)%	97.2%	92.8%	51.1%	58.0%
Georgia	1,197	14	851	796	6.9%	891	914	(2.5)%	934	1,077	(13.3)%	95.7%	86.3%	64.8%	91.6%
Total Southeast	2,691	13	1,054	1,004	5.0%	1,101	1,101	0.0%	1,138	1,245	(8.6)%	96.5%	90.5%	59.8%	72.5%

Southwest Properties
Texas	222	13	925	884	4.6%	968	907	6.7%	1,002	1,031	(2.8)%	96.8%	98.6%	68.5%	63.1%
Total Southwest	222	13	925	884	4.6%	968	907	6.7%	1,002	1,031	(2.8)%	96.8%	98.6%	68.5%	63.1%

Total/Average Same
Community	12,078	16	$1,053	$994	5.9%	$1,093	$1,054	3.7%	$1,113	$1,118	(0.4)%	97.3%	94.8%	67.7%	77.3%

(1)	Represents gross potential rents less vacancies and concessions for all units divided by the number of units in a market.

(2)	Represents gross potential rents less concessions for all units divided by the number of units in a market.

(3)	Represents gross potential rents for all units divided by the number of units in a market.

(4)	Represents physical occupancy at the end of the quarter.

(5)	Represents the number of units turned over for the quarter, divided by the number of units in a market, annualized.

(6)	Age shown in years.

Associated Estates Realty Corporation
Sequential Property Revenue
For the Three Months Ended September 30, 2012 and June 30, 2012
(Unaudited; in thousands, except unit totals)

		Q3	Q2	Q3	Q2
	No. of	Physical	Physical	2012	2012	Increase/	%
Property Revenue	Units	Occupancy (1)	Occupancy (1)	Revenue	Revenue	(Decrease)	Change
Same Community
Midwest Properties
Indiana	836	98.3%	97.6%	$2,267	$2,264	$3	0.1%
Southeast Michigan	1,778	97.5%	96.7%	4,882	4,778	104	2.2%
Western Michigan	438	97.0%	98.2%	1,132	1,103	29	2.6%
Central Ohio	2,007	97.7%	98.4%	5,683	5,574	109	2.0%
Northeastern Ohio	1,303	97.4%	98.0%	4,293	4,146	147	3.5%
Total Midwest Properties	6,362	97.6%	97.7%	18,257	17,865	392	2.2%

Mid-Atlantic Properties
Maryland	315	98.4%	97.1%	1,421	1,410	11	0.8%
Metro DC	352	97.7%	95.5%	1,418	1,399	19	1.4%
Northern Virginia	1,272	97.2%	97.2%	5,961	5,791	170	2.9%
Southeastern Virginia	864	96.4%	97.2%	3,064	3,007	57	1.9%
Total Mid-Atlantic Properties	2,803	97.2%	97.0%	11,864	11,607	257	2.2%

Southeast Properties
Central Florida	288	96.9%	97.9%	914	903	11	1.2%
Southeast Florida	1,206	97.2%	95.4%	4,723	4,660	63	1.4%
Georgia	1,197	95.7%	94.3%	3,169	3,063	106	3.5%
Total Southeast Properties	2,691	96.5%	95.2%	8,806	8,626	180	2.1%

Southwest Properties
Texas	222	96.8%	98.2%	635	628	7	1.1%
Total Southwest Properties	222	96.8%	98.2%	635	628	7	1.1%
Total Same Community	12,078	97.3%	97.0%	39,562	38,726	836	2.2%

Acquisitions (2)
Metro DC	250	96.4%	96.4%	1,532	1,472	60	4.1%
North Carolina	760	95.7%	96.1%	1,788	329	1,459	443.5%
Texas	620	95.8%	97.3%	1,721	667	1,054	158.0%

Development
Tennessee	242	N/A	N/A	888	484	404	N/A

Total Property Revenue	13,950	97.1%	97.0%	$45,491	$41,678	$3,813	9.1%

(1)	Represents physical occupancy at the end of the quarter.

(2)	We define acquisition properties as acquired properties which have been owned less than one year.

Associated Estates Realty Corporation
Sequential Property Operating Expenses
For the Three Months Ended September 30, 2012 and June 30, 2012
(Unaudited; in thousands, except unit totals)

		Q3	Q2	Q3	Q2
	No. of	Physical	Physical	2012	2012	Increase/	%
Property Operating Expenses	Units	Occupancy (1)	Occupancy (1)	Expenses	Expenses	(Decrease)	Change
Same Community
Midwest Properties
Indiana	836	98.3%	97.6%	$969	$916	$53	5.8%
Southeast Michigan	1,778	97.5%	96.7%	2,084	2,021	63	3.1%
Western Michigan	438	97.0%	98.2%	505	479	26	5.4%
Central Ohio	2,007	97.7%	98.4%	2,512	2,545	(33)	(1.3)%
Northeastern Ohio	1,303	97.4%	98.0%	1,547	1,596	(49)	(3.1)%
Total Midwest Properties	6,362	97.6%	97.7%	7,617	7,557	60	0.8%

Mid-Atlantic Properties
Maryland	315	98.4%	97.1%	500	498	2	0.4%
Metro DC	352	97.7%	95.5%	439	409	30	7.3%
Northern Virginia	1,272	97.2%	97.2%	1,926	1,857	69	3.7%
Southeastern Virginia	864	96.4%	97.2%	1,039	986	53	5.4%
Total Mid-Atlantic Properties	2,803	97.2%	97.0%	3,904	3,750	154	4.1%

Southeast Properties
Central Florida	288	96.9%	97.9%	396	377	19	5.0%
Southeast Florida	1,206	97.2%	95.4%	2,119	1,959	160	8.2%
Georgia	1,197	95.7%	94.3%	1,599	1,508	91	6.0%
Total Southeast Properties	2,691	96.5%	95.2%	4,114	3,844	270	7.0%

Southwest Properties
Texas	222	96.8%	98.2%	290	284	6	2.1%
Total Southwest Properties	222	96.8%	98.2%	290	284	6	2.1%
Total Same Community	12,078	97.3%	97.0%	15,925	15,435	490	3.2%

Acquisitions (2)
Metro DC	250	96.4%	96.4%	560	504	56	11.1%
North Carolina	760	95.7%	96.1%	611	108	503	465.7%
Texas	620	95.8%	97.3%	843	325	518	159.4%

Development
Tennessee	242	N/A	N/A	331	202	129	N/A

Total Property Operating Expenses	13,950	97.1%	97.0%	$18,270	$16,574	$1,696	10.2%

(1)	Represents physical occupancy at the end of the quarter.

(2)	We define acquisition properties as acquired properties which have been owned less than one year.

Associated Estates Realty Corporation
Sequential Property Net Operating Income (Property NOI)
For the Three Months Ended September 30, 2012 and June 30, 2012
(Unaudited; in thousands, except unit totals)

		Q3	Q2	Q3	Q2
	No. of	Physical	Physical	2012	2012	Increase/	%
Property NOI (1)	Units	Occupancy (2)	Occupancy (2)	NOI	NOI	(Decrease)	Change
Same Community
Midwest Properties
Indiana	836	98.3%	97.6%	$1,298	$1,348	$(50)	(3.7)%
Southeast Michigan	1,778	97.5%	96.7%	2,798	2,757	41	1.5%
Western Michigan	438	97.0%	98.2%	627	624	3	0.5%
Central Ohio	2,007	97.7%	98.4%	3,171	3,029	142	4.7%
Northeastern Ohio	1,303	97.4%	98.0%	2,746	2,550	196	7.7%
Total Midwest Properties	6,362	97.6%	97.7%	10,640	10,308	332	3.2%

Mid-Atlantic Properties
Maryland	315	98.4%	97.1%	921	912	9	1.0%
Metro DC	352	97.7%	95.5%	979	990	(11)	(1.1)%
Northern Virginia	1,272	97.2%	97.2%	4,035	3,934	101	2.6%
Southeastern Virginia	864	96.4%	97.2%	2,025	2,021	4	0.2%
Total Mid-Atlantic Properties	2,803	97.2%	97.0%	7,960	7,857	103	1.3%

Southeast Properties
Central Florida	288	96.9%	97.9%	518	526	(8)	(1.5)%
Southeast Florida	1,206	97.2%	95.4%	2,604	2,701	(97)	(3.6)%
Georgia	1,197	95.7%	94.3%	1,570	1,555	15	1.0%
Total Southeast Properties	2,691	96.5%	95.2%	4,692	4,782	(90)	(1.9)%

Southwest Properties
Texas	222	96.8%	98.2%	345	344	1	0.3%
Total Southwest Properties	222	96.8%	98.2%	345	344	1	0.3%
Total Same Community	12,078	97.3%	97.0%	23,637	23,291	346	1.5%

Acquisitions (3)
Metro DC	250	96.4%	96.4%	972	968	4	0.4%
North Carolina	760	95.7%	96.1%	1,177	221	956	432.6%
Texas	620	95.8%	97.3%	878	342	536	156.7%

Development
Tennessee	242	N/A	N/A	557	282	275	N/A

Total Property NOI	13,950	97.1%	97.0%	$27,221	$25,104	$2,117	8.4%

(1)	See page 32 for a reconciliation of net income attributable to AERC to this non-GAAP measurement and for our definition of this non-GAAP measurement.

(2)	Represents physical occupancy at the end of the quarter.

(3)	We define acquisition properties as acquired properties which have been owned less than one year.

Associated Estates Realty Corporation
Third Quarter Property Revenue
For the Three Months Ended September 30, 2012 and 2011
(Unaudited; in thousands, except unit totals)

		2012	2011	Q3	Q3
	No. of	Physical	Physical	2012	2011	Increase/	%
Property Revenue	Units	Occupancy (1)	Occupancy (1)	Revenue	Revenue	(Decrease)	Change
Same Community
Midwest Properties
Indiana	836	98.3%	96.4%	$2,267	$2,148	$119	5.5%
Southeast Michigan	1,778	97.5%	96.5%	4,882	4,545	337	7.4%
Western Michigan	438	97.0%	97.7%	1,132	1,046	86	8.2%
Central Ohio	2,007	97.7%	97.0%	5,683	5,317	366	6.9%
Northeastern Ohio	1,303	97.4%	96.5%	4,293	3,998	295	7.4%
Total Midwest Properties	6,362	97.6%	96.7%	18,257	17,054	1,203	7.1%

Mid-Atlantic Properties
Maryland	315	98.4%	94.0%	1,421	1,362	59	4.3%
Metro DC	352	97.7%	95.5%	1,418	1,384	34	2.5%
Northern Virginia	1,272	97.2%	93.6%	5,961	5,590	371	6.6%
Southeastern Virginia	864	96.4%	95.4%	3,064	2,992	72	2.4%
Total Mid-Atlantic Properties	2,803	97.2%	94.4%	11,864	11,328	536	4.7%

Southeast Properties
Central Florida	288	96.9%	98.6%	914	875	39	4.5%
Southeast Florida	1,206	97.2%	92.8%	4,723	4,509	214	4.7%
Georgia	1,197	95.7%	86.3%	3,169	2,980	189	6.3%
Total Southeast Properties	2,691	96.5%	90.5%	8,806	8,364	442	5.3%

Southwest Properties
Texas	222	96.8%	98.6%	635	600	35	5.8%
Total Southwest Properties	222	96.8%	98.6%	635	600	35	5.8%
Total Same Community	12,078	97.3%	94.8%	39,562	37,346	2,216	5.9%

Acquisitions (2)
Metro DC	250	96.4%	92.4%	1,532	884	648	73.3%
North Carolina	760	95.7%	N/A	1,788	N/A	1,788	N/A
Texas	620	95.8%	N/A	1,721	N/A	1,721	N/A

Development
Tennessee	242	N/A	N/A	888	N/A	888	N/A

Total Property Revenue	13,950	97.1%	94.8%	$45,491	$38,230	$7,261	19.0%

(1)	Represents physical occupancy at the end of the quarter.

(2)	We define acquisition properties as acquired properties which have been owned less than one year.

Associated Estates Realty Corporation
Third Quarter Property Operating Expenses
For the Three Months Ended September 30, 2012 and 2011
(Unaudited; in thousands, except unit totals)

		2012	2011	Q3	Q3
	No. of	Physical	Physical	2012	2011	Increase/	%
Property Operating Expenses	Units	Occupancy (1)	Occupancy (1)	Expenses	Expenses	(Decrease)	Change
Same Community
Midwest Properties
Indiana	836	98.3%	96.4%	$969	$942	$27	2.9%
Southeast Michigan	1,778	97.5%	96.5%	2,084	1,935	149	7.7%
Western Michigan	438	97.0%	97.7%	505	438	67	15.3%
Central Ohio	2,007	97.7%	97.0%	2,512	2,379	133	5.6%
Northeastern Ohio	1,303	97.4%	96.5%	1,547	1,443	104	7.2%
Total Midwest Properties	6,362	97.6%	96.7%	7,617	7,137	480	6.7%

Mid-Atlantic Properties
Maryland	315	98.4%	94.0%	500	535	(35)	(6.5)%
Metro DC	352	97.7%	95.5%	439	444	(5)	(1.1)%
Northern Virginia	1,272	97.2%	93.6%	1,926	1,785	141	7.9%
Southeastern Virginia	864	96.4%	95.4%	1,039	950	89	9.4%
Total Mid-Atlantic Properties	2,803	97.2%	94.4%	3,904	3,714	190	5.1%

Southeast Properties
Central Florida	288	96.9%	98.6%	396	367	29	7.9%
Southeast Florida	1,206	97.2%	92.8%	2,119	1,949	170	8.7%
Georgia	1,197	95.7%	86.3%	1,599	1,570	29	1.8%
Total Southeast Properties	2,691	96.5%	90.5%	4,114	3,886	228	5.9%

Southwest Properties
Texas	222	96.8%	98.6%	290	308	(18)	(5.8)%
Total Southwest Properties	222	96.8%	98.6%	290	308	(18)	(5.8)%
Total Same Community	12,078	97.3%	94.8%	15,925	15,045	880	5.8%

Acquisitions (2)
Metro DC	250	96.4%	92.4%	560	283	277	97.9%
North Carolina	760	95.7%	N/A	611	N/A	611	N/A
Texas	620	95.8%	N/A	843	N/A	843	N/A

Development
Tennessee	242	N/A	N/A	331	5	326	N/A

Total Property Operating Expenses	13,950	97.1%	94.8%	$18,270	$15,333	$2,937	19.2%

(1)	Represents physical occupancy at the end of the quarter.

(2)	We define acquisition properties as acquired properties which have been owned less than one year.

Associated Estates Realty Corporation
Third Quarter Property Net Operating Income (Property NOI)
For the Three Months Ended September 30, 2012 and 2011
(Unaudited; in thousands, except unit totals)

		2012	2011	Q3	Q3
	No. of	Physical	Physical	2012	2011	Increase/	%
Property NOI (1)	Units	Occupancy (2)	Occupancy (2)	NOI	NOI	(Decrease)	Change
Same Community
Midwest Properties
Indiana	836	98.3%	96.4%	$1,298	$1,206	$92	7.6%
Southeast Michigan	1,778	97.5%	96.5%	2,798	2,610	188	7.2%
Western Michigan	438	97.0%	97.7%	627	608	19	3.1%
Central Ohio	2,007	97.7%	97.0%	3,171	2,938	233	7.9%
Northeastern Ohio	1,303	97.4%	96.5%	2,746	2,555	191	7.5%
Total Midwest Properties	6,362	97.6%	96.7%	10,640	9,917	723	7.3%

Mid-Atlantic Properties
Maryland	315	98.4%	94.0%	921	827	94	11.4%
Metro DC	352	97.7%	95.5%	979	940	39	4.1%
Northern Virginia	1,272	97.2%	93.6%	4,035	3,805	230	6.0%
Southeastern Virginia	864	96.4%	95.4%	2,025	2,042	(17)	(0.8)%
Total Mid-Atlantic Properties	2,803	97.2%	94.4%	7,960	7,614	346	4.5%

Southeast Properties
Central Florida	288	96.9%	98.6%	518	508	10	2.0%
Southeast Florida	1,206	97.2%	92.8%	2,604	2,560	44	1.7%
Georgia	1,197	95.7%	86.3%	1,570	1,410	160	11.3%
Total Southeast Properties	2,691	96.5%	90.5%	4,692	4,478	214	4.8%

Southwest Properties
Texas	222	96.8%	98.6%	345	292	53	18.2%
Total Southwest Properties	222	96.8%	98.6%	345	292	53	18.2%
Total Same Community	12,078	97.3%	94.8%	23,637	22,301	1,336	6.0%

Acquisitions (3)
Metro DC	250	96.4%	92.4%	972	601	371	61.7%
North Carolina	760	95.7%	N/A	1,177	N/A	1,177	N/A
Texas	620	95.8%	N/A	878	N/A	878	N/A

Development
Tennessee	242	N/A	N/A	557	(5)	562	N/A

Total Property NOI	13,950	97.1%	94.8%	$27,221	$22,897	$4,324	18.9%

(1)	See page 32 for a reconciliation of net income attributable to AERC to this non-GAAP measurement and for our definition of this non-GAAP measurement.

(2)	Represents physical occupancy at the end of the quarter.

(3)	We define acquisition properties as acquired properties which have been owned less than one year.

Associated Estates Realty Corporation
Year-to-Date Property Revenue
For the Nine Months Ended September 30, 2012 and 2011
(Unaudited; in thousands, except unit totals)

		2012	2011	YTD	YTD
	No. of	Physical	Physical	2012	2011	Increase/	%
Property Revenue	Units	Occupancy (1)	Occupancy (1)	Revenues	Revenues	(Decrease)	Change
Same Community
Midwest Properties
Indiana	836	98.3%	96.4%	$6,765	$6,369	$396	6.2%
Southeast Michigan	1,778	97.5%	96.5%	14,323	13,261	1,062	8.0%
Western Michigan	438	97.0%	97.7%	3,304	3,072	232	7.6%
Central Ohio	2,007	97.7%	97.0%	16,641	15,517	1,124	7.2%
Northeastern Ohio	1,303	97.4%	96.5%	12,478	11,696	782	6.7%
Total Midwest Properties	6,362	97.6%	96.7%	53,511	49,915	3,596	7.2%

Mid-Atlantic Properties
Maryland	315	98.4%	94.0%	4,225	4,055	170	4.2%
Metro DC	352	97.7%	95.5%	4,200	4,045	155	3.8%
Northern Virginia	1,272	97.2%	93.6%	17,345	16,416	929	5.7%
Southeastern Virginia	864	96.4%	95.4%	9,039	8,730	309	3.5%
Total Mid-Atlantic Properties	2,803	97.2%	94.4%	34,809	33,246	1,563	4.7%

Southeast Properties
Central Florida	288	96.9%	98.6%	2,698	2,556	142	5.6%
Southeast Florida	984	97.4%	94.5%	11,479	10,978	501	4.6%
Georgia	1,197	95.7%	86.3%	9,159	8,826	333	3.8%
Total Southeast Properties	2,469	96.5%	91.0%	23,336	22,360	976	4.4%

Southwest Properties
Texas	222	96.8%	98.6%	1,885	1,768	117	6.6%
Total Southwest Properties	222	96.8%	98.6%	1,885	1,768	117	6.6%
Total Same Community	11,856	97.3%	95.0%	113,541	107,289	6,252	5.8%

Acquisitions (2)
Southeast Florida	222	96.4%	85.1%	2,565	924	1,641	177.6%
Metro DC	250	96.4%	92.4%	4,470	884	3,586	405.7%
North Carolina	760	95.7%	N/A	2,117	N/A	2,117	N/A
Texas	620	95.8%	N/A	3,042	N/A	3,042	N/A

Development
Tennessee	242	N/A	N/A	1,506	N/A	1,506	N/A

Total Property Revenue	13,950	97.1%	94.8%	$127,241	$109,097	$18,144	16.6%

(1)	Represents physical occupancy at the end of the quarter.

(2)	The Company defines acquisition properties as acquired properties which have been owned less than one year.

Associated Estates Realty Corporation
Year-to-Date Property Operating Expenses
For the Nine Months Ended September 30, 2012 and 2011
(Unaudited; in thousands, except unit totals)

		2012	2011	YTD	YTD
	No. of	Physical	Physical	2012	2011	Increase/	%
Property Operating Expenses	Units	Occupancy (1)	Occupancy (1)	Expenses	Expenses	(Decrease)	Change
Same Community
Midwest Properties
Indiana	836	98.3%	96.4%	$2,747	$2,656	$91	3.4%
Southeast Michigan	1,778	97.5%	96.5%	6,028	5,901	127	2.2%
Western Michigan	438	97.0%	97.7%	1,459	1,373	86	6.3%
Central Ohio	2,007	97.7%	97.0%	7,390	6,913	477	6.9%
Northeastern Ohio	1,303	97.4%	96.5%	4,667	4,494	173	3.8%
Total Midwest Properties	6,362	97.6%	96.7%	22,291	21,337	954	4.5%

Mid-Atlantic Properties
Maryland	315	98.4%	94.0%	1,485	1,542	(57)	(3.7)%
Metro DC	352	97.7%	95.5%	1,267	1,282	(15)	(1.2)%
Northern Virginia	1,272	97.2%	93.6%	5,649	5,315	334	6.3%
Southeastern Virginia	864	96.4%	95.4%	3,039	2,834	205	7.2%
Total Mid-Atlantic Properties	2,803	97.2%	94.4%	11,440	10,973	467	4.3%

Southeast Properties
Central Florida	288	96.9%	98.6%	1,134	1,013	121	11.9%
Southeast Florida	984	97.4%	94.5%	4,891	4,551	340	7.5%
Georgia	1,197	95.7%	86.3%	4,562	4,437	125	2.8%
Total Southeast Properties	2,469	96.5%	91.0%	10,587	10,001	586	5.9%

Southwest Properties
Texas	222	96.8%	98.6%	856	904	(48)	(5.3)%
Total Southwest Properties	222	96.8%	98.6%	856	904	(48)	(5.3)%
Total Same Community	11,856	97.3%	95.0%	45,174	43,215	1,959	4.5%

Acquisitions (2)
Southeast Florida	222	96.4%	85.1%	1,264	480	784	163.3%
Metro DC	250	96.4%	92.4%	1,605	283	1,322	467.1%
North Carolina	760	95.7%	N/A	719	N/A	719	N/A
Texas	620	95.8%	N/A	1,503	N/A	1,503	N/A

Development
Tennessee	242	N/A	N/A	646	5	641	N/A

Total Property Operating
Expenses	13,950	97.1%	94.8%	$50,911	$43,983	$6,928	15.8%

(1)	Represents physical occupancy at the end of the quarter.

(2)	The Company defines acquisition properties as acquired properties which have been owned less than one year.

Associated Estates Realty Corporation
Year-to-Date Property Net Operating Income (Property NOI)
For the Nine Months Ended September 30, 2012 and 2011
(Unaudited; in thousands, except unit totals)

		2012	2011	YTD	YTD
	No. of	Physical	Physical	2012	2011	Increase/	%
Property NOI (1)	Units	Occupancy (2)	Occupancy (2)	NOI	NOI	(Decrease)	Change
Same Community
Midwest Properties
Indiana	836	98.3%	96.4%	$4,018	$3,713	$305	8.2%
Southeast Michigan	1,778	97.5%	96.5%	8,295	7,360	935	12.7%
Western Michigan	438	97.0%	97.7%	1,845	1,699	146	8.6%
Central Ohio	2,007	97.7%	97.0%	9,251	8,604	647	7.5%
Northeastern Ohio	1,303	97.4%	96.5%	7,811	7,202	609	8.5%
Total Midwest Properties	6,362	97.6%	96.7%	31,220	28,578	2,642	9.2%

Mid-Atlantic Properties
Maryland	315	98.4%	94.0%	2,740	2,513	227	9.0%
Metro DC	352	97.7%	95.5%	2,933	2,763	170	6.2%
Northern Virginia	1,272	97.2%	93.6%	11,696	11,101	595	5.4%
Southeastern Virginia	864	96.4%	95.4%	6,000	5,896	104	1.8%
Total Mid-Atlantic Properties	2,803	97.2%	94.4%	23,369	22,273	1,096	4.9%

Southeast Properties
Central Florida	288	96.9%	98.6%	1,564	1,543	21	1.4%
Southeast Florida	984	97.4%	94.5%	6,588	6,427	161	2.5%
Georgia	1,197	95.7%	86.3%	4,597	4,389	208	4.7%
Total Southeast Properties	2,469	96.5%	91.0%	12,749	12,359	390	3.2%

Southwest Properties
Texas	222	96.8%	98.6%	1,029	864	165	19.1%
Total Southwest Properties	222	96.8%	98.6%	1,029	864	165	19.1%
Total Same Community	11,856	97.3%	95.0%	68,367	64,074	4,293	6.7%

Acquisitions (3)
Southeast Florida	222	96.4%	85.1%	1,301	444	857	193.0%
Metro DC	250	96.4%	92.4%	2,865	601	2,264	376.7%
North Carolina	760	95.7%	N/A	1,398	N/A	1,398	N/A
Texas	620	95.8%	N/A	1,539	N/A	1,539	N/A

Development
Tennessee	242	N/A	N/A	860	(5)	865	N/A

Total Property NOI	13,950	97.1%	94.8%	$76,330	$65,114	$11,216	17.2%

(1)	See page 32 for a reconciliation of net income attributable to AERC to this non-GAAP measurement and for the Company's definition of this non-GAAP measurement.

(2)	Represents physical occupancy at the end of the quarter.

(3)	The Company defines acquisition properties as acquired properties which have been owned less than one year.

Associated Estates Realty Corporation
Debt Structure
As of September 30, 2012
(Dollar amounts in thousands)

	Balance	Percentage	Weighted
	Outstanding	of	Average
	September 30, 2012	Total Debt	Interest Rate
Fixed Rate Debt:
Secured	$377,254	52.1%	5.4%
Total Fixed Rate Debt	377,254	52.1%	5.4%

Variable Rate Debt Hedged:
Secured (1)	33,283	4.6%	4.7%
Unsecured (2)	125,000	17.3%	2.0%
Total Variable Rate Debt Hedged	158,283	21.9%	2.6%

Variable Rate Debt Unhedged:
Secured	21,663	2.9%	3.5%
Unsecured	167,000	23.1%	1.9%
Total Variable Rate Debt Unhedged	188,663	26.0%	2.1%

TOTAL DEBT	$724,200	100.0%	3.9%

Interest coverage ratio (3)	2.85:1
Fixed charge coverage ratio (4)	2.85:1
Weighted average maturity	3.7 years

Scheduled Principal Maturities:	Secured	Unsecured	Total
2012	$—	$—	$—
2013	152,549	—	152,549
2014	44,538	—	44,538
2015	20,402	—	20,402
2016	77,291	292,000	369,291
Thereafter	137,420	—	137,420
Total	$432,200	$292,000	$724,200

	59.7%	40.3%	100.0%

(1)	The interest rate on these mortgage notes are capped at 6.9% until maturity.

(2)
The Company entered into a forward starting swap in December 2011 related to this debt fixing the rate beginning in June 2013 for the duration of its maturity at a rate of 1.26% plus the credit spread which was 1.80% as of September 30, 2012, or an all-in rate of 3.06%.

(3)
Is calculated as EBITDA divided by interest expense, including capitalized interest and amortization of deferred financing costs and excluding prepayment costs/credits. Individual line items in this calculation include results from discontinued operations where applicable.  See page 31 for a reconciliation of net income available to common shares to EBITDA and our definition of EBITDA.

(4)
Represents interest expense, including capitalized interest and preferred stock dividend payment coverage, excluding costs/refunds.  Individual line items in this calculation include discontinued operations where applicable.

Associated Estates Realty Corporation
2012 Financial Outlook
As of October 23, 2012
This table includes forward-looking statements based on current judgments and current knowledge of management, which are subject to certain risks, trends and uncertainties that could cause results to vary from those projected.  Please see the paragraph on forward-looking statements on page 2 of this document for a list of risk factors.

Earnings Guidance Per Common Share
Expected net income attributable to AERC	$0.65 to $0.67
Expected real estate depreciation and amortization	$1.14
Expected gains on disposition of properties	-0.58
Expected Funds from Operations (1)	$1.21 to $1.23
Expected prepayment and other costs associated with debt repayments, net	0.03
Expected Funds from Operations as adjusted (1)	$1.24 to $1.26

Same Community Portfolio
Revenue growth	5.8% to 6.0%
Expense growth	4.4% to 4.6%
Property NOI (2) growth	6.7% to 6.9%

Transactions
Acquisitions	$183.0 million
Dispositions	$67.0 million
Development	$50.0 to $55.0 million

Corporate Expenses
General and administrative expense	$16.9 to $17.1 million
Development costs	$1.0 to $1.2 million
Costs associated with acquisitions	$0.8 million

Debt
Capitalized interest	$1.5 million
Expensed interest (excluding prepayment costs and defeasance refund) (3)	$29.2 to $29.4 million

Capital Structure (4)
Weighted average shares outstanding	46.5 million

(1)	See page 30 for our definition of this non-GAAP measurement.

(2)	See page 32 for our definition of this non-GAAP measurement.

(3)	Includes $2.2 million of deferred financing costs.

(4)	Earnings guidance reflects no additional common share issuances.

Associated Estates Realty Corporation
Definitions of Non-GAAP Financial Measures
The foregoing supplemental financial data includes certain non-GAAP financial measures that we believe are helpful in understanding our business, as further described below.  Our definition and calculation of these non-GAAP financial measures may differ from those of other REITs, and may, therefore, not be comparable.
Funds from Operations ("FFO")
We define FFO in accordance with the definition adopted by the Board of Governors of the National Association of Real Estate Investment Trusts ("NAREIT").  This definition includes all operating results, both recurring and non-recurring, except those results defined as "extraordinary items" under GAAP, adjusted for depreciation on real estate assets and amortization of intangible assets, excludes impairment write-downs of depreciable real estate and gains and losses from the disposition of properties and land.  FFO does not represent cash generated from operating activities in accordance with GAAP and is not necessarily indicative of cash available to fund cash needs and should not be considered an alternative to net income as an indicator of our operating performance or as an alternative to cash flow as a measure of liquidity.  We generally consider FFO to be a useful measure for reviewing our comparative operating and financial performance because FFO can help one compare the operating performance of a company's real estate between periods or as compared to different REITs.
Funds from Operations ("FFO") as Adjusted
We define FFO as adjusted as FFO, as defined above, excluding $1.7 million of prepayment penalties associated with debt repayments and $(279) of refunds for a previously defeased loan for the nine months ended September 30, 2012. In accordance with GAAP, these prepayment penalties and refunds on the previously defeased loan are included in interest expense in the Company's Consolidated Statement of Operations and Comprehensive Income. We are providing this calculation as an alternative FFO calculation as we consider it a more appropriate measure of comparing the operating performance of a company's real estate between periods or as compared to different REITs.
Funds Available for Distribution ("FAD")
We define FAD as FFO as adjusted, as defined above, plus depreciation other and amortization of deferred financing fees less recurring fixed asset additions.  Fixed asset additions exclude development, investment, revenue enhancing and non-recurring capital additions.  We consider FAD to be an appropriate supplemental measure of the performance of an equity REIT because, like FFO and FFO as adjusted, it captures real estate performance by excluding gains or losses from the disposition of properties and land and depreciation on real estate assets and amortization of intangible assets.  Unlike FFO and FFO as adjusted, FAD also reflects the recurring capital expenditures that are necessary to maintain the associated real estate.

Associated Estates Realty Corporation
Definitions of Non-GAAP Financial Measures
Earnings Before Interest, Income Taxes, Depreciation and Amortization ("EBITDA")
EBITDA is defined as earnings before interest, income taxes, depreciation and amortization.  We consider EBITDA to be an appropriate supplemental measure of our performance because it eliminates depreciation, income taxes and interest which permits investors to view income from operations unclouded by non-cash depreciation or the cost of debt.  Below is a reconciliation of net income applicable to common shares to EBITDA.

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
(In thousands)	2012	2011	2012	2011

Net income attributable to AERC	$2,093	$12,196	$23,681	$7,541
Interest expense (1)	6,978	8,207	23,328	23,809
Depreciation and amortization	14,216	13,973	40,912	40,276
Gain on disposition of properties	—	(14,597)	(22,819)	(14,597)
Income taxes	96	47	274	177

Total EBITDA	$23,383	$19,826	$65,376	$57,206

(1)	The nine months ended September 30, 2012, include $1.7 million of prepayment costs and $(279) for refunds on a previously defeased loan.
Net Operating Income ("NOI")
NOI is determined by deducting property operating and maintenance expenses, direct property management and service company expense and construction and other services expense from total revenue.  We consider NOI to be an appropriate supplemental measure of our performance because it reflects the operating performance of our real estate portfolio and management and service company at the property and management service company level and is used to assess regional property and management and service company level performance.  NOI should not be considered an alternative to net income as a measure of performance or cash generated from operating activities in accordance with GAAP and, therefore, it should not be considered indicative of cash available to fund cash needs.

Associated Estates Realty Corporation
Definitions of Non-GAAP Financial Measures
Property Net Operating Income ("Property NOI")
Property NOI is determined by deducting property operating and maintenance expenses from total property revenue.  We consider Property NOI to be an appropriate supplemental measure of our performance because it reflects the operating performance of our real estate portfolio at the property level and is used to assess regional property level performance.  Property NOI should not be considered an alternative to net income as a measure of performance or cash generated from operating activities in accordance with GAAP and, therefore, it should not be considered indicative of cash available to fund cash needs. The following is a reconciliation of Property NOI to total consolidated net income attributable to AERC.

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
(In thousands)	2012	2011	2012	2011

Property NOI	$27,221	$22,897	$76,330	$65,114
Office NOI	350	—	663	—
Construction and other services net (loss) income	(28)	(1,080)	(181)	(1,385)
Depreciation and amortization	(14,150)	(12,991)	(39,674)	(37,349)
General and administrative expense	(3,936)	(3,601)	(12,569)	(11,730)
Development costs	(193)	(81)	(800)	(257)
Costs associated with acquisitions	(282)	(182)	(766)	(303)
Interest expense	(6,978)	(7,883)	(23,083)	(22,718)
Income (loss) from continuing operations	2,004	(2,921)	(80)	(8,628)
Income from discontinued operations:
Operating Income	97	532	941	1,609
Gain on disposition of properties	—	14,597	22,819	14,597
Income from discontinued operation	97	15,129	23,760	16,206
Net income	2,101	12,208	23,680	7,578
Net (income) loss attributable to noncontrolling redeemable interest	(8)	(12)	1	(37)
Consolidated net income attributable to AERC	$2,093	$12,196	$23,681	$7,541
Recurring Fixed Asset Additions
We consider recurring fixed asset additions to a property to be capital expenditures made to replace worn out assets so as to maintain the property's value.
Investment/Revenue Enhancing and/or Non-Recurring Fixed Asset Additions
We consider investment/revenue enhancing and/or non-recurring fixed assets to be capital expenditures if such improvements increase the value of the property and/or enable us to increase rents.
Same Community Properties
Same Community properties are conventional multifamily residential apartments which were owned and operational for the entire periods presented.